UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53528	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA		18017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240. 12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to Vote of Security Holders.

The 2025 annual meeting of the shareholders of Embassy Bancorp, Inc. (the “Company”) was held on June 18, 2025.  Notice of the meeting was mailed to shareholders of record on or about May 8, 2025, together with proxy solicitation materials prepared in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

The annual meeting was held (a) to elect four (4) Class 3 Directors to serve for a 3-year term and until their successors are elected and qualified; (b) to approve an advisory, non-binding resolution regarding executive compensation; (c) to approve an advisory, non-binding proposal on the frequency of future advisory votes regarding executive compensation; (d) to ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and (e) a non-binding shareholder proposal recommending the Board pursue a sale of the Company.

1.Election of Directors

There was no solicitation in opposition to the nominees of the Board of Directors for election to the Board of Directors and all such nominees were elected. The number of votes cast for or withheld, as well as the number of broker non-votes, for each of the nominees for election to the Board of Directors as Class 3 Directors, was as follows:

An average of 89.18% of the votes cast were voted FOR each of the four nominees for election to the Company’s Board of Directors.

Nominee	For	Withheld	Broker Non-votes
Bernard M. Lesavoy	5,117,233	730,081	1,007,269
David M. Lobach, Jr., Chairman	5,542,665	304,649	1,007,269
John C. Pittman	5,085,513	761,801	1,007,269
John Yurconic	5,112,690	734,623	1,007,269

Mr. Lesavoy, Mr. Lobach, Jr., Mr. Pittman, and Mr. Yurconic were elected.

2.Non-binding Advisory Vote Regarding Executive Compensation

85.00% of the votes cast were voted FOR the approval, on an advisory basis, the compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-votes
4,970,449	784,735	92,130	1,007,269

3.Advisory Vote on the Frequency of Future Advisory Votes Regarding Executive

Compensation

74.11% of the votes cast were voted to approve, on an advisory basis, a three year frequency for future advisory votes regarding executive compensation.

One Year	Two Year	Three Year	Abstain	Broker Non-votes
1,238,029	117,130	4,333,696	158,459	1,007,269

4.Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 was approved by a majority of the votes cast on the matter. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

99.32% of the votes cast were voted FOR the ratification the appointment of Baker Tilly US, LLP, as the independent registered public accounting firm for the Company.

For	Against	Abstain	Broker Non-votes
6,276,305	4,094	38,645	535,539

5.Approval of a non-binding shareholder proposal recommending the Board pursue a sale of the Company

78.27% of the votes cast were voted AGAINST the non-binding shareholder proposal recommending the Board pursue a sale of the Company.

For	Against	Abstain	Broker Non-votes
1,248,638	4,576,854	21,822	1,007,269

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date: June 20, 2025	By:	/s/ Judith A. Hunsicker
	Name:	Judith A. Hunsicker
	Title:	First Executive, Chief Operating
and Financial Officer